1 Q1 2022 EARNINGS CONFERENCE CALL MICHAEL HAYFORD, CEO OWEN SULLIVAN, PRESIDENT & COO TIM OLIVER, CFO April 26, 2022

2 FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain “forward- looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “objective,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding: macroeconomic and geopolitical challenges and the impact thereof including, but not limited to, inflationary pressures for components, freight, fuel, and interest, the war in Eastern Europe, increase in interest rates and continued waves of the COVID-19 pandemic; NCR’s focus on advancing our strategic growth initiatives and transforming NCR into a software-led as-a-service company; expectations regarding demand and order activity for our software platform and payments solutions and our long-term prospects; NCR’s full year 2022 financial forecast and expectations and assumptions regarding financial performance in 2022; a comprehensive strategic review to evaluate strategic alternatives (which could include a disposition of a material business or assets of the Company, a spin-off, merger or sale of the Company, other structural changes, changes to branding or geographic footprint or other transactions or alternatives); expectations regarding momentum across strategic growth initiatives; expectations regarding demand, momentum and growth acceleration; interest from potential suitors in strategic review; our plans and expectations to leverage our software and payments platform to increase share of wallet, capitalize on strong customer demand, execute cost take-out/price actions, continue execution of NCR-as-a-Service strategy, and explore actions to accelerate shareholder value creation. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1A “Risk Factors” of NCR’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on February 25, 2022 and those factors detailed from time to time in NCR’s other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. These materials are dated April  26, 2022, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. NOTES TO INVESTORS

3 NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this conference call and in these materials will include or make reference to certain "non- GAAP" measures, including: selected measures, such as period-over-period revenue growth; gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); free cash flow; gross margin (non-GAAP); net debt; adjusted EBITDA; the ratio of net debt to adjusted EBITDA; operating income (non-GAAP); interest and other expense (non-GAAP); income tax expense (non-GAAP); effective income tax rate (non-GAAP); and net income (non-GAAP). These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. CHANGE IN REPORTABLE SEGMENTS. Effective January 1, 2022, the Company realigned its reportable segments to correspond with changes to its operating model, management structure and organizational responsibilities. The reportable segments effective January 1, 2022 include: Payments & Network, Digital Banking, Self-Service Banking, Retail, and Hospitality. Additionally, effective January 1, 2022, the Company manages Corporate & Other, which includes income and expense that are not specifically attributable to an individual reportable segment along with any immaterial operating segment(s). Eliminations includes revenues from contracts with customers and the related costs that are reported in the Payments & Network segment as well as in the Retail or Hospitality segments, including merchant acquiring services that are monetized via payments. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, interchange and network revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. (ii) the term "annual recurring revenue" or "ARR" is recurring revenue, excluding software license sold as a subscription, for the last three months times four, plus the rolling four quarters for term-based software license arrangements that include customer termination rights. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. NOTES TO INVESTORS

4 OVERVIEW Unprecedented external macro impacts • Inflation • Interest rates • War • Omicron variant Revenue up 21% Y/Y; Recurring revenue up 35% Y/Y Adjusted EBITDA growth of 5% Y/Y Continued success transforming NCR

5 BUSINESS UPDATE Board-led strategic review is ongoing Good momentum across strategic growth initiatives Retail - Strong growth in NCR Commerce software platform Hospitality - Momentum in platform sites continues Digital Banking – Continued positive momentum Payments - Gaining traction across Merchant acquiring and AllpointTM networks Self-Service Banking - Increased interest in ATMaaS

6 Adjusted EBITDA up 5% y/y Non-GAAP diluted EPS impacted by macro pressures Above expectations given seasonal factors Total Revenue/Recurring Adjusted EBITDA Non-GAAP Diluted EPS Free Cash Flow Revenue up 21% y/y; Recurring revenue up 35% y/y Q1 2022 FINANCIAL RESULTS Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 $0 $1,100 $2,200 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 $0 $180 $360 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 $0.00 $0.40 $0.80 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 $0 $75 $150 $ in millions, except for EPS $1,544 $258 $93 $2,034 $353 $0.51 $0.76 $100 $(10) $1,866 $271 $0.33 $874 $1,182 $1,179

7 Q1 2022E & Projected 2022 Impacts $ in millions Estimated Q1 2022 Impact Projected Full Year Impact Revenue EBITDA Revenue EBITDA COVID $60 $23 $50 $35 • December to March Omicron wave (Payments) • China lockdown & supply disruption War in Eastern Europe 30 7 100 15 • Eastern Europe direct revenue • Indirect supply disruptions Excess Inflation vs Realized Price — 38 — 75 • Components • Freight • Fuel Interest Rate & Other — 7 — 25 Total Gross Impact $90 $75 $150 $150 Mitigating Actions ~$50 $50-$100 Further cost productivity and pricing actions underway

8 Q1 20 Q1 21 Q1 22 90 100 110 120 $ in millions PAYMENTS & NETWORK Revenue(1) Adjusted EBITDA(1) Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 $0 $175 $350 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 $0 $65 $130 $22 Q1 20 Q1 21 Q1 22 400.0 500.0 600.0 Endpoints (in thousands) Transactions (in millions) ARR Up 29% y/y Up 6% y/y Q1 20 Q1 21 Q1 22 $800 $1,000 $1,200 $1,400 Up 13% y/y Key Metrics(2) $295 102 $105 $3 504 550 $1,054 $1,17096 99 $299 $98 532 $1,187 124 (1) Revenue and Adjusted EBITDA for the periods Q1 2021 and Q2 2021 include the addition of the pre-acquisition historical results of Cardtronics related to the Payments & Network segment. (2) Key Metrics for Q1 2020 through Q2 2021 include the addition of the pre-acquisition historical results of Cardtronics related to the Payments & Network segment. 550 $1,193 $267 $89 12% y/y 10% y/y

DIGITAL BANKING

$ in millions

Revenue


$140
$70
$0
$123
$133
$136
11% y/y
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22

Adjusted EBITDA


$60
$30
$0
$54
$52
$56
4% y/y
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22

Key Metrics


Registered Users
28.0
24.0
20.0
22.5M
25.3M
25.5M
25.3M
Q1 20
Q1 21
Q1 22

Flat y/y


Active Users
20.0
18.0
16.0
16.1M
18.5M
18.0M
18.1M
Q1 20
Q1 21
Q1 22

Down 2% y/y


ARR
$450
$420
$390
$402
$451
$465
$460
Q1 20
Q1 21
Q1 22

Up 2% y/y

9

10 Q1 20 Q1 21 Q1 22 65% 70% 75% $ in millions, except units and percentages SELF-SERVICE BANKING Revenue Adjusted EBITDA Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 $0 $400 $800 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 $0 $80 $160 $628 Q1 20 Q1 21 Q1 22 0.0 2,300.0 4,600.0 Software & Services Revenue Mix ATMaaS Units ARR Up 4 points y/y Up significantly and growing Q1 20 Q1 21 Q1 22 $1,200 $1,300 $1,400 Up 6% y/y Key Metrics $707 66% $148 $137 638 4,377 $1,307 $1,388 68% 66% $611 $112 4,438 $1,390 72% 209 $1,229 (18)% y/y (3)% y/y

RETAIL

$ in millions, except platform lanes

Revenue


$650
$325
$0
$520
$608
$546
5% y/y
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22

Adjusted EBITDA


$140
$70
$0
$98
$119
$67
(32)% y/y
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22

Key Metrics

Platform Lanes


25,500
17,000
8,500
0
3,059
4,618
16,973
26,670
Q1 20
Q1 21
Q1 22

Up 478% y/y

SCO Revenue


$400
$200
$0
$172
$225
$268
$242
Q1 20
Q1 21
Q1 22

Up 8% y/y

ARR


$1,125
$1,000
$875
$868
$991
$1,038
$1,021
Q1 20
Q1 21
Q1 22

Up 3% y/y

11

12 $ in millions, except site counts HOSPITALITY Revenue Adjusted EBITDA Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 $0 $125 $250 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 $0 $25 $50 Platform Sites ARR Q1 20 Q1 21 Q1 22 18,000 22,500 27,000 Up 37% y/y Up 14% y/y Q1 20 Q1 21 Q1 22 $400 $450 $500 Key Metrics $179 $231 $36 $39 19,043 24,490 $425 $479 $211 $41 $48626,171 $429 18,531 Payments Sites Q1 20 Q1 21 Q1 22 0 2,000 4,000 Up 215% y/y 1,128 2,957 3,552 38 14% y/y 18% y/y

13 Free Cash Flow Q1 2022 Q1 2021 Cash provided by operating activities $38 $155 Less: Total capital expenditures ($80) ($61) Plus: Restricted Cash Settlement Activity $28 ($5) Plus: Pension contributions $4 $4 Free Cash Flow ($10) $93 $ in millions FREE CASH FLOW, NET DEBT & EBITDA Net Debt & EBITDA Q1 2022 Q4 2021 Debt $5,599 $5,562 Cash ($412) ($447) Net Debt $5,187 $5,115 Adjusted EBITDA LTM $1,257 $1,244 Net Debt / Adjusted EBITDA 4.1x 4.1x Net Debt/ Adjusted EBITDA with CATM(1) 3.9x 3.7x (1) Net Debt/ Adjusted EBTIDA with Cardtronics ("CATM") calculation includes the addition of the pre-acquisition historical EBITDA of CATM for the twelve month period ending Q1 22 and Q4 21, respectively.

14 OUTLOOK Revenue of approximately $8 billion – Higher growth in second half of year on higher transaction volumes and hardware parts availability Adjusted EBITDA of $1.4 - $1.5 billion – $50 - $75 million of improvement across each of the remaining three quarters Free Cash Flow of $400 - $500 million – Adjusted for profit change Non-GAAP Diluted EPS of $2.70 - $3.20 – Adjusted for EBITDA change and tax rate impact

15 LOOKING FORWARD Continued transformation to a software-led as-a-service company Continue board-led strategic review process to unlock shareholder value Address external macro headwinds

16 SUPPLEMENTARY MATERIALS

17 Q1 2022 Q1 2021 % Change Revenue $1,866 $1,544 21% Gross Margin 411 414 (1)% Gross Margin Rate 22.0% 26.8% Operating Expenses 378 304 24% % of Revenue 20.3% 19.7% Operating Income 33 110 (70)% % of Revenue 1.8% 7.1% Interest and other expense, net (54) (62) (13)% Income Tax Expense (Benefit) 13 17 Effective Income Tax Rate (61.9)% 35.4% Net Income (Loss) from Continuing Operations (attributable to NCR) $(33) $30 (210)% Diluted EPS from Continuing Operations $(0.27) $0.19 (242)% $ in millions, except per share amounts Q1 2022 GAAP RESULTS

18 Q1 2022 Q1 2021 % Change Revenue (non-GAAP) $1,863 $1,544 21% Gross Margin (non-GAAP) 449 425 6% Gross Margin Rate (non-GAAP) 24.1% 27.5% Operating Expenses (non-GAAP) 325 277 17% % of Revenue 17.4% 17.9% Operating Income (non-GAAP) 124 148 (16)% % of Revenue 6.7% 9.6% Interest and other expense (non-GAAP) (53) (45) 18% Income Tax Expense (non-GAAP) 23 29 (21)% Effective Income Tax Rate (non-GAAP) 32.4% 28.2% Net Income (Loss) From Continuing Operations (attributable to NCR) (non-GAAP) $49 $73 (33)% Diluted EPS (non-GAAP) $0.33 $0.51 (35)% $ in millions, except per share amounts Q1 2022 OPERATIONAL RESULTS

19 While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Non-GAAP Diluted Earnings Per Share (EPS), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Operating Expenses (non-GAAP), Operating Income (non-GAAP), Operating Margin Rate (non-GAAP), Other (Expense) (non-GAAP), Income Tax Expense (non-GAAP), Effective Income Tax Rate (non-GAAP), and Net Income from Continuing Operations Attributable to NCR (non-GAAP). NCR’s non-GAAP diluted EPS, gross margin (non-GAAP), gross margin rate (non-GAAP), operating expenses (non-GAAP), operating income (non-GAAP), operating margin rate (non-GAAP), other (expense) (non-GAAP), income tax expense (non-GAAP), effective income tax rate (non-GAAP), and net income from continuing operations attributable to NCR (non-GAAP) are determined by excluding, as applicable, pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits, as well as other special items, including amortization of acquisition related intangibles and transformation and restructuring activities, from NCR’s GAAP earnings per share, gross margin, gross margin rate, expenses, income from operations, operating margin rate, other (expense), income tax expense, effective income tax rate and net income from continuing operations attributable to NCR, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow. NCR defines free cash flow as net cash provided by (used in) operating activities less capital expenditures for property, plant and equipment, less additions to capitalized software, plus/minus restricted cash settlement activity, plus acquisition related items, less the impact from the initial sale of Trade accounts receivables under the agreement entered into during the 3rd quarter of 2021, and plus pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures, which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have uniform definitions under GAAP and, therefore, NCR's definitions may differ from other companies' definitions of these measures. NON-GAAP MEASURES

20 Net Debt and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA). NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus stock-based compensation expense; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles and restructuring charges, among others. NCR uses Adjusted EBITDA to manage and measure the performance of its business segments. NCR also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is measures frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve-month Adjusted EBITDA. Special Item Related to Russia The war in Eastern Europe and related sanctions imposed on Russia and related actors by the United States and other jurisdictions required us to orderly wind down our operations in Russia beginning in the first quarter of 2022. As a result, for the three months ending March 31, 2022, our non-GAAP presentation of the measures described above exclude the impact of our operating results in Russia, as well as the impact of impairments taken to write down the carrying value of assets and liabilities, severance charges, and the assessment of collectability on revenue recognition. We consider this to be a special item and management has reviewed the results of its business segments excluding these impacts. We have not adjusted the presentation of the prior year period due to the immaterial impact of Russia to income from continuing operations for the three months ended March 31, 2021. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. NON-GAAP MEASURES

21 Q1 2022 Q4 2021 Q1 2021 Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ (33) $ 64 $ 30 Pension Mark-to-Market Adjustments — (118) — Transformation & Restructuring Costs 27 46 8 Acquisition-Related Amortization of Intangibles 41 44 20 Acquisition-Related Costs 5 6 27 Interest Expense 63 64 45 Interest Income (1) (4) (3) Depreciation and Amortization 103 107 70 Income Taxes 13 109 17 Stock Compensation Expense 34 35 44 Russia 19 — — Adjusted EBITDA (non-GAAP) $ 271 $ 353 $ 258 GAAP TO NON-GAAP RECONCILIATION $ in millions

22 Q1 2022 LTM Q4 2021 LTM Q1 2021 LTM Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ 34 $ 97 $ — Pension Mark-to-Market Adjustments (118) (118) 34 Transformation & Restructuring Costs 85 66 237 Acquisition-Related Amortization of Intangibles 153 132 79 Acquisition-Related Costs 76 98 21 Loss on Debt Extinguishment 42 42 20 Interest Expense 256 238 213 Interest Income (6) (8) (10) Depreciation and Amortization 390 357 282 Income Taxes 182 186 (37) Stock Compensation Expense 144 154 127 Russia 19 — — Adjusted EBITDA (non-GAAP) $ 1,257 $ 1,244 $ 966 GAAP TO NON-GAAP RECONCILIATION $ in millions

23 Q1 2022 Q4 2021 Q1 2021 Payments & Network $ 98 $ 105 $ 3 Digital Banking 56 52 54 Self-Service Banking 112 148 137 Retail 67 119 98 Hospitality 41 39 36 Corporate and Other (97) (104) (67) Eliminations (6) (6) (3) Adjusted EBITDA $ 271 $ 353 $ 258 ADJUSTED EBITDA BY SEGMENT $ in millions

GAAP TO NON-GAAP RECONCILIATION

Q1 2022

$ in millions, except per share amounts

	Q1 QTD 2022 GAAP	Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Russia	Q1 QTD 2022 non-GAAP
Product revenue	**$516**	$—	$—	$—	$—	**$516**
Service revenue	**1,350**	—	—	—	(3)	**1,347**
Total revenue	**1,866**	**—**	**—**	—	(3)	**1,863**
Cost of products	**492**	(1)	(2)	—	(7)	**482**
Cost of services	**963**	(4)	(17)	—	(10)	**932**
Gross margin	**411**	**5**	**19**	—	**14**	**449**
Gross margin rate	***22.0%***	*0.3%*	*1.0%*	*—%*	*0.8%*	***24.1%***
Selling, general and administrative expenses	**313**	(21)	(22)	(5)	(4)	**261**
Research and development expenses	**65**	(1)	—	—	—	**64**
Total operating expenses	**378**	(22)	(22)	(5)	(4)	**325**
Total operating expense as a % of revenue	*20.3%*	*(1.2)%*	*(1.2)%*	*(0.3)%*	*(0.2)%*	***17.4%***
Income from operations	**33**	**27**	**41**	**5**	**18**	**124**
Income from operations as a % of revenue	*1.8%*	*1.4%*	*2.2%*	*0.3%*	*1.0%*	***6.7%***
Interest and Other (expense) income, net	**(54)**	—	—	—	1	**(53)**
Income from continuing operations before income taxes	**(21)**	27	41	5	19	**71**
Income tax (benefit) expense	**13**	4	6	—	—	**23**
Effective income tax rate	***(61.9)%***					***32.4%***
Income from continuing operations	**(34)**	23	35	5	19	**48**
Net income (loss) attributable to noncontrolling interests	(1)	—	—	—	—	**(1)**
Income from continuing operations (attributable to NCR)	**($33)**	**$23**	**$35**	**$5**	**$19**	**$49**
Diluted earnings per share	**($0.27)**	**$0.15**	**$0.23**	**$0.03**	**$0.13**	**$0.33**
Diluted shares outstanding	**135.7**					**150.7**

24

25 Q1 QTD 2022 GAAP Q1 QTD 2022 non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) ($33) $49 Dividends on convertible preferred shares ($4) $— Income from continuing operations attributable to NCR common stockholders ($37) $49 Weighted average outstanding shares: Weighted average diluted shares outstanding 135.7 141.5 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 135.7 150.7 Diluted earnings per share from continuing operations (1) ($0.27) $0.33 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q1 2022 $ in millions, except per share amounts

26 Q1 QTD 2021 GAAP Transformation Costs Acquisition- related amortization of intangibles Acquisition- related costs Q1 QTD 2021 non- GAAP Product revenue $482 $— $— $— $482 Service revenue 1,062 — — — 1,062 Total revenue 1,544 — — — 1,544 Cost of products 408 — (3) — 405 Cost of services 722 (4) (4) — 714 Gross margin 414 4 7 — 425 Gross margin rate 26.8% 0.3% 0.4% —% 27.5% Selling, general and administrative expenses 238 (2) (13) (10) 213 Research and development expenses 66 (2) — — 64 Total expenses 304 (4) (13) (10) 277 Total expense as a % of revenue 19.7% (0.3)% (0.9)% (0.6)% 17.9% Income from operations 110 8 20 10 148 Income from operations as a % of revenue 7.1% 0.5% 1.4% 0.6% 9.6% Interest and Other (expense) income, net (62) — — 17 (45) Income from continuing operations before income taxes 48 8 20 27 103 Income tax expense 17 2 4 6 29 Effective income tax rate 35.4% 28.2% Income from continuing operations 31 6 16 21 74 Net income attributable to noncontrolling interests 1 — — — 1 Income from continuing operations (attributable to NCR) $30 $6 $16 $21 $73 0 Diluted (loss) earnings per share $0.19 $0.04 $0.11 $0.15 $0.51 Diluted shares outstanding 134.7 143.9 GAAP TO NON-GAAP RECONCILIATION Q1 2021 $ in millions, except per share amounts

27 Q1 QTD 2021 GAAP Q1 QTD 2021 non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $30 $73 Dividends on convertible preferred shares ($4) $— Income from continuing operations attributable to NCR common stockholders $26 $73 Weighted average outstanding shares: Weighted average diluted shares outstanding 134.7 134.7 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 134.7 143.9 Diluted earnings per share from continuing operations (1) $0.19 $0.51 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q1 2021 $ in millions, except per share amounts

28 Q1 2022 Q4 2021 Q1 2021 Cash provided by operating activities $38 $270 $155 Less: Total capital expenditures ($80) ($106) ($61) Less: Sale of Accounts Receivables $— ($26) $— Plus: Pension contributions $4 $4 $4 Plus: Restricted Cash Settlement Activity $28 ($42) ($5) Free Cash Flow ($10) $100 $93 $ in millions GAAP TO NON-GAAP RECONCILIATION

29 THANK YOU